US LEC CORP.

                                 PROMISSORY NOTE


January 16, 1998                                               $1,000,000.00


     US LEC Corp., a Delaware corporation (the "Company"), hereby promises to pay to the order of Tansukh V. Ganatra the principal amount of One Million Dollars ($1,000,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

     1. Payment of Interest. Interest shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal amount of this Note outstanding from time to time, or (if less) at the highest rate then permitted under applicable law. The Company shall pay to the holder of this Note all accrued interest on the last day of each March, June, September and December, beginning March 30, 1998. Unless prohibited under applicable law, any accrued interest which is not paid on the date on which it is due and payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note until such interest is paid. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is due and payable until such time as payment therefor is actually delivered to the holder of this Note.

     2.   Payment of Principal on Note.

          (a) Prepayments. The Company may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of the Notes, provided that (i) the Company has paid all interest on the Notes accrued through the immediately preceding scheduled interest payment date and (ii) the minimum principal amount so prepaid shall be the lesser of $100,000 or the amount of principal outstanding on the Notes. In connection with each prepayment of principal hereunder, the Company shall also pay all accrued and unpaid interest on the principal amount of the Notes being repaid.

          (b)  Principal   Repayment.   On  January  16,  2003  (the  "Scheduled
               Repayment Date"), the Company shall pay all outstanding principal and interest on the Notes.


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          (c)  Special Principal Repayments.

              (i) If a Change in Control has occurred or the Company obtains knowledge that a Change in Control is proposed to occur, the Company shall give prompt written notice of such Change in Control describing in reasonable detail the material terms and date of consummation thereof to the holder of this Note, but in any event such notice shall not be given later than five days after the occurrence of such Change in Control, and the Company shall give the holder of this Note prompt written notice of any material change in the terms or timing of such transaction. The holder of this Note may require the Company to pay all or any portion of the principal amount remaining on this Note plus all unpaid accrued interest with respect to such principal amount.

              (ii) The Company shall be obligated to pay the amount set forth in subparagraph (i) above with respect to the Change in Control. If any proposed Change in Control does not occur, all requests for payment in connection therewith shall be automatically rescinded, or if there has been a material change in the terms or the timing of the transaction, the holder of the Note may rescind its request for payment by giving written notice of such rescission to the Company.

              (iii) The term  "Change in Control"  means (a) any sale,  transfer or issuance or series of sales, transfers and/or issuances of Common Stock by the Company or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), owning shares of Common Stock entitling the owners thereof to more than 40% of the combined voting power of all shares of Common Stock outstanding immediately after such sale, transfer or issuance or series of sales, transfers and/or issuances or (b) any change of 50% or more of the members of the Company's Board of Directors during any 12 month period if the election of the new members is not approved or recommended by the Company's Board of Directors in office prior to such change.

              (iv) If a Fundamental Change is proposed to occur, the Company shall give written notice of such Fundamental Change describing in reasonable detail the material terms and date of consummation thereof to the holder of this Note not more than 45 days nor less than 20 days prior to the consummation of such Fundamental Change, and the Company shall give the holder of this Note prompt written notice of any material change in the terms or timing


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


                    of such transaction. The holder of this Note may require the Company to pay all or any portion of the principal amount remaining on this Note plus all unpaid accrued interest with respect to such principal amount.

              (v) The Company shall be obligated to pay the amount set forth in subparagraph (iv) above upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur, all requests for payment in connection therewith shall be automatically rescinded, or if there has been a material change in the terms or the timing of the transaction, the holder of this Note may rescind its request for payment by delivering written notice thereof to the Company prior to the consummation of the transaction.

              (vi) The term "Fundamental Change" means (a) any sale or transfer of more than 50% of the assets of the Company and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Company's board of directors) in any transaction or series of transactions (other than sales in the ordinary course of business) and (b) any merger or consolidation to which the Company is a party, except for a merger in which the Company is the surviving corporation, and after giving effect to such merger, no Person or group of Persons (as the term "group" is used under the Securities Act of 1934, as amended) owns more than 40% of the combined voting power of all shares of Common Stock outstanding immediately after such merger who did not own 40% or more of such voting power of the Company prior to such merger.

     3.   Events of Default.

          (a) Definition. For purposes of this Note, an Event of Default shall be deemed to have occurred if any of the following exist or occur:

              (i) the Company fails to pay when due and payable (whether at maturity or otherwise) the full amount of interest then accrued on any Note or the full amount of any principal due on any Note, and such failure to pay is not cured within five days after the occurrence thereof; or

              (ii) the Company fails to perform or observe any other material covenant or agreement in this Note and such failure is not cured


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                    within  30 days  after the  earlier  of (A) the  receipt  of notice thereof by the holder of this Note or (B) the discovery thereof by the Company;

              (iii) US LEC of  Georgia  L.L.C.  and  US  LEC of  North  Carolina
                    L.L.C. fail to perform or observe any other material covenant or agreement in that Certain Guaranty and
                    Suretyship Agreement dated as of the date hereof (the "Payment Default") and such failure is not cured within 30 days after the earlier of (A) the receipt of notice thereof by the holder of this Note or (B) the discovery thereof by the Company;

              (iv) any representation, warranty or information required to be furnished to the holder is misleading in any material respect on the date made or furnished and such false or misleading representation, warranty or information relates to a material adverse effect on the Company and its Subsidiaries, taken as a whole, or fails to disclose a material adverse change on the Company and its Subsidiaries, taken as a whole;

              (v) the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Company or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under the law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (A) the Company or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

              (vi) a judgment in excess of $500,000 is rendered against the Company or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed


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


                    pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged in full; or

              (vii) the Company or any  Subsidiary  defaults in the  performance of any obligation if the effect of such default is to cause an amount exceeding $500,000 to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $500,000 to become due prior to its stated maturity.

                    The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          (b)  Consequences of Events of Default.

              (i) If any Event of Default of the type described in subparagraph 5(a)(i), 5(a)(ii) or 5(a)(iii) has occurred and is continuing, the interest rate on this Note shall increase immediately to 15% or (if less) to the highest rate permitted by law and any increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Default of the type described in subparagraph 5(a)(i) or 5(a)(ii) exists (subject to subsequent increases pursuant to this subparagraph).

              (ii) If an Event of Default of the type described in subparagraph 5(a)(iv) has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the holder of this Note, and the Company shall immediately pay to the holder of this Note all amounts due and payable with respect to this Note.

              (iii) If any Event of Default has occurred and is continuing,  the holder of this Note may declare all or any portion of the outstanding principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any portion of the outstanding principal amount of this Note (together with all such other amounts then due and payable).


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              (iv)  The  holder of this Note  shall  also have any other  rights which he may have been afforded under any contract or agreement at any time and any other rights which he may have pursuant to applicable law.

              (v) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

     4. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Note.

     5. Definitions. For purposes of this Note, the following capitalized terms have the following meaning:

          "Common Stock" means the Company's Common Stock, par value $.01 per share, including all classes and series of such Common Stock.

          "Convertible Securities" means any stock or securities (other than options) directly or indirectly convertible into or exchangeable for Common Stock.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Subsidiary"  means,  with respect to any Person,  any Person of which
          (i) if a corporation or a limited liability company which is taxed as a corporation for federal purposes, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the first Person or one or more of the other Subsidiaries of the first Person or a combination thereof, or (ii) if a limited liability company (which is taxed as a partnership for federal tax purposes), partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that first Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company (which is taxed as a partnership


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          for federal tax purposes), partnership,  association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

     6. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall surrendered to the Company for cancellation and shall not be reissued.

     7. Payments. Unless otherwise expressly provided herein, all payments to be made to the holders of this Note shall be made in the lawful money of the United States of America in immediately available funds.

     8. Place of Payment. Payments of principal and interest shall be delivered to Tansukh V. Ganatra at the following address:

               Tansukh V. Ganatra
               6523 Ashdale Place
               Charlotte, North Carolina 28215

          or to such other address or to the attention of such other person as specified by prior written notice to the Company.

     9. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York or the State of North Carolina, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

     10. Usury Laws. It is the intention of the Company and the holder of this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more that the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for,


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          chargeable or receivable  under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

     11. Notices. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given (a) when personally delivered, (b) when sent by telefax to a party at the number listed below for such party provided the sender has machine-produced evidence of successful transmission, (c) two (2) Business Days after the day on which the same has been delivered prepaid to a national overnight courier service providing evidence of delivery or (d) three (3) Business Days after the day on which the same was deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

               US LEC Corp.
               212 South Tryon Street, Suite 1540
               Charlotte, North Carolina 28281
               Telefax: (704) 319-1345
               Attn: Chief Financial Officer

               Tansukh V. Ganatra
               6523 Ashdale Place
               Charlotte, North Carolina 28215
               Telefax: ________________________



     IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date set forth above.



US LEC Corp., a Delaware corporation


By:  /s/ David N. Vail
     ------------------------------------------
     David N. Vail, Executive Vice President
     Finance and Chief Financial Officer



ATTEST:                            [SEAL]


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By:  /s/ Richard T. Aab
     -------------------------------
     Richard T. Aab, Secretary


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